streetTRACKS® SERIES TRUST

streetTRACKS® Wilshire REIT Index Fund (RWR)

Supplement Dated June 15, 2005
To Prospectus Dated October 28, 2004

On or about June 17, 2005, the streetTRACKS Wilshire REIT Index Fund (the "Fund") will change its underlying index from the full market capitalization-weighted version to the float-adjusted market capitalization weighted version of the Dow Jones Wilshire REIT Index. The disclosure under the section "Other investment considerations and risks" on pages 36 and 37 of the Prospectus is hereby amended to include the following:

Each REIT in the Index is weighted by its float-adjusted market capitalization. That is, each security is weighted to reflect the attainable market performance of the security which reflects that portion of securities shares that are accessible to investors.